AMENDING AGREEMENT

THIS AMENDMENT (this “Amendment”) is executed as of November 2, 2015, by and among Arbutus Biopharma Corporation (fka Tekmira Pharmaceuticals Corporation) (the “Company”), a British Columbia corporation, Roivant Sciences Ltd., Patrick T. Higgins, Michael J. McElhaugh, Michael J. Sofia and Bryce A. Roberts (such parties other than the Company being collectively referred to as the “OnCore Holders”).

RECITALS

     WHEREAS, the parties hereto entered into a Registration Rights Agreement, dated January 11, 2015 (the “Registration Rights Agreement”), pursuant to which the Company agreed in certain circumstances to register for resale under the Securities Act of 1933, as amended, certain common shares in the Company held by the OnCore Holders; and

     WHEREAS, the parties hereto now wish to amend the terms of the Registration Rights Agreement in order to amend the provision thereof related to the filing of a shelf registration statement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties do hereby agree as follows:

     1. Defined Terms. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

     2. Amendment. Section 1.2(a) of the Registration Rights Agreement is deleted in its entirety and replaced with the following:

“Upon the written request of Roivant Sciences Ltd. following the date hereof, the Company shall file a resale registration statement on Form S-3 within 30 days of such request (the “Resale Registration Statement”) in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) and shall effect any related qualification or compliance as would permit or facilitate the sale and distribution of all or any portion of the Registrable Securities owned by the Holders, including by naming such Holders as selling security holders, and shall use its commercially reasonable efforts to cause such Resale Registration Statement to become effective under the Act as promptly as practicable and otherwise no later than the date that is 120 days following the date that the request for such registration is received by the Company.”

     3. Entire Agreement; Ratification. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof. Except as expressly amended hereby, the terms of the Registration Rights Agreement are each hereby confirmed and ratified in all respects by the parties hereto and remain in full force and effect.

     4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and any of their respective subsidiaries, affiliates, insurers, predecessors, successors, officers, directors, managers, employees, stockholders, members, agents, attorneys or assigns.

     5. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York without giving effect to principles of conflicts of laws.

     6. Counterparts. This Amendment may be signed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     7. Necessary Action. Each party shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

[Signature pages to follow]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ARBUTUS BIOPHARMA CORPORATION

By: /s/ Bruce Cousins
Name: Bruce Cousins
Title: Executive Vice President & Chief
Financial Officer
Address: 100 – 8900 Glenlyon Parkway
Burnaby, B.C. V5J 5J8

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ROIVANT SCIENCES LTD.

By: /s/ Marianne L. Romeo
Name: Marianne L. Romeo
Title: Head, Global Transactions & Risk
Management
Address: ___________________________
__________________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

By: /s/ Patrick T. Higgins
Patrick T. Higgins

Address: __________________
__________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

By: /s/ Michael J. McElhaugh
Michael J. McElhaugh

Address: __________________
__________________________

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

By: /s/ Michael J. Sofia
Michael J. Sofia

Address: ________________
________________________

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

By: /s/ Bryce A. Roberts
Bryce A. Roberts

Address: ________________
_______________________